Exhibit 99.2

company presentation LEAP THERAPEUTICS April 2024

Forward looking statements 2 This presentation contains forward - looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical trials, collaborations and partnerships, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward - looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q. We assume no obligation to update any forward - looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Developing biomarker - targeted antibody therapies for cancer patients 3 Tw o clinical stage antibody programs – DK N - 0 1 targeting DKK1 FL - 301 targeting CLDN18.2 Upcoming multiple milestones from two randomized clinical trials Biomarker strategy, focus on GI cancers Cash runaway to 202 6 with $ 70.6 M at December 31, 2023

Pipeline 4 Treatment: Indication: Preclinical Phase 2 Phase 3 Partners: Phase 1 DKN - 01 Anti - DKK1 antibody tislelizumab + chemotherapy bevacizumab + chemotherapy pembrolizumab FL - 302 (NBL - 016) Anti - CLDN18.2/CD137 bispecific antibody FL - 301 (NBL - 015) Anti - CLDN18.2 antibody Gastric cancer Gastric cancer Colorectal cancer Endometrial cancer FL - 501 Anti - GDF1 5 antibody Pancreatic cancer

DKN - 01 Anti - DKK1 monoclonal antibody

The role of DKK1 in cancer 6 Tumor CKAP4 Angiogenesis Akt PI3K Cancer cell Cancer cells DKK1 is produced and secreted by cancer cells, and functions on several tumor pathways and nearby immune cells. Enhances the suppressive activity of MDSCs and M2 macrophages. Reduces NK cell activity and T - cell infiltration. Promotes angiogenesis by increasing the number and size of blood vessels. Promotes activation of Akt by direct signaling through CKAP4 and PI3 kinase. Cancer cell DKK1

Activity of DKN-01 to treat cancer


DKK1
DKN-01
Cancer cell
M1
T
NK
Tumor
Cancer cells
M2
MDSC
T regs
Angiogenesis
CKAP4
PI3K
Akt
Cancer cell

DKN-01 treatment neutralizes DKK1 and stimulates an immune mediated anti-tumor response.

DKN-01 activates NK cells, reprograms macrophages into the tumor-attacking M1 subtype and promotes T cell infiltration.

DKN-01 reduces MDSCs and tumor suppressive M2 macrophages in the TME.

DKN-01 reduces angiogenesis and inhibits pro-oncogenic PI3K/AKT signaling.

leaptherapeutics

7

DKN-01 and anti-PD-1 cooperativity


DKK1
DKN-01
Cancer cell
Cancer cell
PD-L1
Anti-PD1
PD1
T cell
NK
NK
Inflammatory cytokines
Anti-PD1
PD1
T
PD1
Anti-PD1
DKN-01
DKK1
Tumor cell
PD-L1
Anti-PD1
PD1
T
MDSC
DC

DKN-01 targets innate immunity by activating NK cells, reprogramming Macrophages and inhibiting MDSCs, thus setting the stage for an enhanced adaptive immune response by anti-PD-1.

Promotes a pro-inflammatory M1 macrophage phenotype.

DKN-01 sensitizes tumors to anti-PD-1 therapies through upregulation of PD-L1.

8

DKN - 01 Gastric с ancer development

DKK1 - high levels are associated with poor survival in gastric cancer 10 Strata 21 34 7 1 1 20 4 0 300 200 100 0 time to treatment discontinuation (days) High l evels of DKK1 c orrelate with s horter o verall s urvival In g astric c ancer TCGA STAD d ataset DKK1 - high i s a ssociated with p oor r esponse to first - line platinum + fluoropyrimidine based therapies in GEJ/ gastric cancer patients Collaboration with Tempus DKK1 - high patients ~2.5 years shorter OS in DKK1 - high patients overall su r vi v al overall su r vi v al DKK1 - low patients Days 0 4000 3000 2000 1000 100 Probability of s urvival 5 0 0 25 75 DKK1 - h igh (n=175) DKK1 - l ow (n=175) p - val = 0.0164 (Mantel - Cox) 0.00 Survival probability 1.00 0.75 0.50 0.25 p = 0.31 overall survival overall survival DKK1 - high DKK1 - low Number at risk

DKN - 01 single agent activity in heavily pretreated esophagogastric cancer patients 11 Baseline 4 - month scan On Study 1 Year, Reduction - 33.9% Failed Prior anti - PD - L1 + IDOi Best Overall Response of 20 Evaluable Patients* Partial Response 2 Stable Disease 6 Progressive Disease 12 *By Blinded Independent Central Review 2L+ EGC DKN - 01 2 Monotherapy PRs Clinical Benefit Rate 40%

*DKK1 - high ≥ upper tertile (35) Clinical activity of DKN - 01 plus paclitaxel or anti - PD - 1 antibody 12 PD PD PD PD PD PD PD PD PD PD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PD PD PD PD PD PD PD PD PD PD PR PR PR PR PR PR PR PR PR PR PR PR PR PD PD PD PD PD PD PD PD PD PD PD PD SD SD SD SD SD SD PD SD PR PR PR PR PR 50% - 50% - 100% 100% DKN - 01 + paclitaxel N=52 DKN - 01 + paclitaxel Patients treated Prior therapies N =52 60% Disease c o n t r ol r at e (DCR) 25% Overall r espons e r at e (ORR) 2 L - 8 L esophagogastric pts GEJ/GC ESCC E C A C PD - progressive disease PR - partial response SD - stable disease T umo r types: 0 260% ORR in 2L patients is ~47% Strong broad activity in esophagogastric cancer in heavily pretreated patients DKN - 01 + paclitaxel Patients treated PFS (months) N =15 12 . 7 73.3% OS (months) Disease c o n t r ol r at e (DCR) 46.7% Overall r espons e r at e (ORR) 4. 5 1 - 7 Maximum percent decrease - 100% 50% - 50% - 30% 100% 20% GEJ/GC Historical data DKN - 01 + pemb r o N=31 2L + GEJ/GC pts Total (n) location RE (n) PR (n) SD (n) PD (n) NE (n) Disease c o n t r ol r at e ( DCR) Overall r espons e r at e (ORR) 0 % Achieved improved ORR, PFS, and OS in DKK1 - high patients Identified H - score threshold for DKK1 high/low expression n=11 n=20 10 5 3 2 1 0 3 12 5 8 (80%) 3 (20%) 5 (50%) 0 (0%) DKK1 - high DKK 1 - l ow 1 5 PD - progressive disease PR - partial response SD - stable disease OS ( mo ) 7.3 4 PFS ( mo ) 5.1 1 .4

mITT * population N=22 DKK1 - high N=10 DKK1 - low N=9 DKK1 - unknown N=3 CR - complete response 1 (5%) 0 1 (11%) 0 PR - p artial response 1 5 (6 8%) 9 (90%) 5 ( 56%) 1 (33%) S D - s table disease 5 (23%) 0 3 ( 33%) 2 (67%) PD - p rogressive disease 0 0 0 0 NE - non - evaluable 1 (5%) 1 (10%) 0 0 Response by DKK1 expression in first - line patients 13 73 % ORR in the mITT P opulation (1 CR; 15 PR) *mITT population includes all patients who received > 1 dose of DKN - 01 As presented at ASCO 2023 Best % cha n ge in sum of diameters All 9 of the evaluable DKK1 - high patients had a partial response 1 PR went to curative surgery with pathological CR 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy GEJ Gastric SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR C R - 50% - 30% 0 - 10 0%

Response by PD - L1 expression 14 86 % ORR in PD - L1 low patients Best % change in sum of diameters vCPS : visually - estimated combined positive score; PD - L1 : programmed death - ligand 1 *Includes one pathologic CR As presented at ASCO 2023 1L GEJ/GC DKN - 01 + t islelizumab + chemotherapy CR - complete response 1 (50%) PR - p artial response 3 ( 75%) 0 6 (100%) 5 ( 71%) * 1 (100%) S D - s table disease 0 1 (50%) 0 2 ( 29%) 0 PD - p rogressive disease 0 0 0 0 0 NE - n on - evaluable 1 (25%) 0 0 0 0 DKK1 - low DKK 1 - high DKK 1 - high DKK 1 - l ow DKK 1 - unkno wn N= 4 N=2 N=6 N= 7 N=1 N=14 N= 6 CP S ≥5 PD - L1 86 % ORR 67% ORR CP S < 5 PD - L1 0 - 50% - 30% PR SD SD SD SD SD PR PR PR PR PR PR PR PR C R PR PR PR PR PR PR - 10 0%

Progression-free survival

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

Overall Population



Kaplan-Meier estimate
Progression free survival (months)
Overall
Censored
33%
28%
Obverall 25 24 20 19 19 18 16 16 14 12 12 11 7 5 5 5 5 5 5 5 5 5 4 2 2 0

	Median	95%	CI
Overall	11.3	5.75	12.0

By PD-L1 Expression



Kaplan-Meier estimate
Progression free survival (months)
vCPS status
≥5
<5
Unknown
Censored
≥5 6 6 5 5 5 4 4 4 4 4 4 4 3 2 2 2 2 2 2 2 2 2 1 1 1 0
<5 16 15 13 12 12 12 10 10 8 7 7 6 4 3 3 3 3 3 3 3 3 3 3 1 1 0
Unknown 3 3 2 2 2 2 2 2 2 1 1 1 0

vCPS	Median	95%	CI
≥5	11.6	1.12	NA
<5	10.7	5.39	NA
Unknown	8.51	1.31	NA

By DKK1 Expression



Kaplan-Meier estimate
Progression free survival (months)
DKK1 RNAscope
H-score status
≥35
<35
Unknown
Censored
≥35 12 11 9 8 8 8 7 7 6 6 6 4 2 2 2 2 2 2 2 2 2 1 0
<35 9 9 8 8 8 7 6 6 5 5 5 4 3 3 3 3 3 3 3 3 3 3 2 2 0
Unknown 4 4 3 3 3 3 3 3 3 1 1 1 0

	Median	95%	CI
≥35	11.3	1.12	NA
<35	12.0	4.07	NA
Unknown	8.4	1.31	NA

DKK1-high: H-score ≥35; | DKK1-low: H-score <35 | PD-L1: Programmed Death-Ligand 1 | vCPS: Visually-Estimated Combined Positive Score
As presented at ASCO 2023

15

leaptherapeutics

Overall survival

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

Overall Population



Kaplan-Meier estimate
1
0.8
0.6
0.4
0.2
0
76%
55%
Overall
Censored
	Median	95%	CI
Overall	19.5	15.2	24.4
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Overall survival (months)
Obverall 25 24 21 21 21 20 20 20 20 20 20 20 19 17 17 17 15 13 13 12 10 9 7 6 3 0

By PD-L1 Expression



Kaplan-Meier estimate
1
0.8
0.6
0.4
0.2
0
vCPS status
≥5
<5
Unknown
Censored
vCPS	Median	95%	CI
≥5	22.0	1.12	NA
<5	18.7	11.9	NA
Unknown	16.8	1.31	NA
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Overall survival (months)
≥5 6 6 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 4 4 4 3 3 2 2 2 0
<5 16 15 14 14 14 13 13 13 13 13 13 13 12 10 10 10 8 8 8 7 6 6 5 4 1 0
Unknown 3 3 2 2 2 2 2 2 2 2 2 2 2 2 2 2 2 1 1 1 1 0

By DKK1 Expression



Kaplan-Meier estimate
1
0.8
0.6
0.4
0.2
0
DKK1 RNAscope
H-score status
≥35
<35
Unknown
Censored
	Median	95%	CI
≥35	16.9	1.12	NA
<35	24.4	4.83	NA
Unknown	14.6	1.31	NA
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Overall survival (months)
≥35 12 11 9 9 9 9 9 9 9 9 9 9 8 7 7 7 6 5 5 4 3 3 2 2 1 0
<35 9 9 9 9 9 8 8 8 8 8 8 8 8 8 8 8 7 7 7 7 6 6 5 4 2 0
Unknown 4 4 3 3 3 3 3 3 3 3 3 3 3 2 2 2 2 1 1 1 1 0

DKK1-high: H-score ≥35; | DKK1-low: H-score <35 | PD-L1: Programmed Death-Ligand 1 | vCPS: Visually-Estimated Combined Positive Score
As presented at ASCO 2023

16

leaptherapeutics

DKK1 and PD - L1 expression are not correlated 17 This population had low overall PD - L1 expression 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy 200 300 100 40 10 50 80 20 60 90 30 70 100 0 DKK1 expression (H - score) 0 - 300 PD - L1 expression (CPS) 0 - 100 DKK1 0 Spearman correlation r = 0.061 p - value (two - sides) = 0.804 CR - complete response (n=1) P R - partial response (n=14) SD - stable disease (n=4) NE (n=1) As presented at ASCO GI 2022

Competitive benchmarks for anti - PD - 1 + chemotherapy in 1L GEJ/GC patients 18 Nivolumab Checkmate - 649 OR R (%) (95 % CI) 50.4% (44.3%, 56.4%) 50% (46% , 55%) 47% (43% , 50%) 9.0 (8.2, 19.4) 9. 6 (8. 2 , 1 2.4 ) 8.5 (7. 7 , 9.9) 8.3 (7.0 , 9.3 ) 7.7 (7.1 , 8.6 ) ) 8.6 (7.9, 11.1) DO R mo n ths (95% CI) P F S mo n ths (95% CI) Checkmate - 649 Rationale - 305 Tislelizumab PD - 1 a n tibodies plus chemotherapy N=789 N=473 N= 501 N= 274 CP S ≥ 5 PD - L1 (All) 16.4 (13.6, 19.1) 14 . 4 (13 . 1, 16 . 2 ) 1 3.7 (12 .4 , 14 .5 ) 15.0 (13.6, 16.5) O S mo n ths (95% CI) 7.2 (5.8 , 8.4 ) 6.9 (5.7, 7.2) 47.3% (42.9%, 51.8%) 1L GEJ/GC DKN - 01 + t islelizumab + chemotherapy Rationale - 305 CP S ≥ 5 PD - L1 (All) 51.3% (4 7.7% , 54. 8%) 8.0 (7.0, 9.7) Keynote - 859 Pembrolizumab N= 790 12 .9 (1 1.9 , 1 4.0 ) 6.9 ( 6.3 , 7. 2 ) (All)

19 OR R (%) (95 % CI) DO R mo n ths (95% CI) P F S mo n ths (95% CI) O S mo n ths (95% CI) HR (95% CI) HR (95% CI) HR (95% CI) All Patients 40.5% ( 36.2% , 45.0%) 47 .3% (4 2.9% , 5 1.8%) 6.2 (5.6, 6.9 ) 6.9 (5.7, 7.2 ) 12.9 ( 12.1, 14.1 ) 15.0 (1 3.6 , 16.5 ) 8.6 ( 7.9, 11.0 ) 7.2 ( 6.0, 8.5 ) Control Tislelizumab + Chemo Rationale - 305 study: tislelizumab + chemotherapy in 1L GEJ/GC patients N= 501 N= 496 0.80 ( 0.70, 0.92 ) 0.78 ( 0.67, 0.90 ) 31.5% (23.4%, 40.4%) 5.0 (3.9, 6.7) 7.5 (4.4, 12.0) North America & Europe N= 125 10.5 (8.1, 12.1) 11.0 (8.4, 13.9) 5.4 (4.3, 5.9 ) 5.6 (4.4, 7.0) 36.0% (27.6%, 45.1%) Control Tislelizumab + Chemo 43.0% (37.1%, 49.1%) 7.1 (5.7, 8.3) 9.0 (8.2, 19.4) N= 274 N= 272 12.6 (12.0, 14.4) 17.2 (13.9, 21.3) 5.9 (5.6, 7.0 ) 7.2 (5.8, 8.4) 50.4% (44.3%, 56.4%) CP S ≥ 5 PD - L1 Control Tislelizumab + Chemo 0.71 (0.54, 0.94) 0.84 (0.63, 1.11) 0.67 (0.55, 0.83) 0.74 (0.59, 0.94) N= 124 1L GEJ/GC DKN - 01 + t islelizumab + chemotherapy

DisTinGuish Part C randomized study

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

Key eligibility criteria:
- No prior therapy for unresectable locally advanced or metastatic gastric/GEJ adenocarcinoma
- RECIST v1.1 measurable disease
- Her2 negative

Stratification factors:
- DKK1 expression (TPS ≥ 20% vs < 20%)
- PD-L1 (CPS ≥5 vs < 5)

N=170
1:1

DKN-01
+ tislelizumab
+ SOC chemotherapy
(XELOX or mFOLFOX6)

N=85

Tislelizumab
+ SOC chemotherapy
(XELOX or mFOLFOX6)

N=85

Primary objective:
PFS, DKK-high and all

Secondary objectives:
- OS, DKK1-high and all
- DOR, DKK1-high and all
- ORR, DKK1-high and all

leaptherapeutics

20

DKN - 01 Colorectal cancer development

Rationale for targeting colorectal cancer with DKN - 01 DKK1 expression is the highest in metastatic rectum 22 • CRC is characterized by hyperactivation of the Wnt pathway, often believed to be the initiating and driving event • Consensus Molecular Subtype 2 primarily in left - sided tumors • DKK1 highest in metastatic rectum • DKK1 drives resistance to 5FU chemotherapy • Preclinically DKN - 01 treatment: • Shows additive activity with 5FU and is able to overcome 5FU - resistance • Has activity alone and with an anti - VEGF antibody

DKN - 01 has activity in CRC models in combination with bevacizumab or 5FU HCT116 • DKN - 01 has efficacy in CRC syngeneic models including HCT116 • Additive activity was seen with bevacizumab • In a 5FU chemotherapy - resistant model, DKN - 01 demonstrates significant inhibition of tumor growth alone and with 5FU 23 HCT116 5FU - resistant 150 100 50 0 Tumor size (mm 3 ) Days (post - inoculation) 15 13 11 9 7 5 3 1 Isotype control DKN - 01+5FU DKN - 01 5FU Data courtesy of Goel Lab at City of Hope Cancer Center

DeFianCe study design: advanced colorectal cancer

2L CRC
DKN-01
+ bevacizumab
+ chemotherapy

Randomized phase 2 study of FOLFIRI/FOLFOX and bevacizumab +/- DKN-01 as second-line treatment of advanced colorectal cancer


Key eligibility criteria:
• One prior 5-FU based therapy for advanced colorectal adenocarcinoma
• RECIST v1.1 measurable disease
• MSS and absence of BRAFV600 mutation
DKN-01
+ SOC
+ bevacizumab
N=33
Safety run in
IA safety review
N=130
1:1
DKN-01
+ SOC chemotherapy
(FOLFIRI or mFOLFOX6)
+ bevacizumab
N=90
SOC chemotherapy
(FOLFIRI or mFOLFOX6)
+ bevacizumab
N=90

Primary objective:
PFS, left-side and all

Secondary objectives:
– ORR
– DoR
– OS

leaptherapeutics

24

Overall response rate exceeded 20% target with high disease control rate 25 ORR in RE patients : 8/27 = 30% DCR in RE patients : 25/27 = 93% Objective Response Rate (%) Disease Control Rate (%) Partial Response n (%) Stable Disease n (%) Progressive Disease n (%) Overall, n=27 30 93 8 (30) 17 (63) 2 (8) As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

Greater activity in left - sided tumors subgroup 26 • 9 patients who remain on study therapy are left - sided, 6 of whom are rectal/rectosigmoid patients Treatment ongoing Overall, n=27 Objective Response Rate (%) Disease Control Rate (%) Partial Response n (%) Stable Disease n (%) Progressive Disease n (%) Left (n=21) 33 100 7 (33) 14 (67) 0 (0) Right (n=6) 17 67 1 (17) 3 (50) 2 (33) O rectal/ rectosigmoid As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

Enriched responses in rectal/rectosigmoid cancer patients 27 Overall, n=13 Objective Response Rate (%) Disease Control Rate (%) Partial Response n (%) Stable Disease n (%) Progressive Disease n (%) Rectal 46 100 6 (46) 7 (54) 0 (0) 6 of the 8 responding patients were in the rectal / rectosigmoid subgroup ORR RE: 46% 6 patients continue on therapy Treatment ongoing As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

28 Duration of clinical benefit Tumor sidedness subgroup As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

Progression - free survival 29 Median PFS : 6.3 months 6 - month PFS rate : 55.2% • Heterogeneous population included many unfavorable subgroups • 9 patients remain on therapy at a minimum of 8.5 months on therapy As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

• Preliminary median PFS in left - sided tumors: 8.6 months • 9 left - sided tumor patients remain on therapy 30 Longer progression - free survival in patients with left - sided tumors As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

PFS still maturing with 6 patients continuing on therapy Rectal/rectosigmoid cancer subgroup 31 Preliminary median PFS : 9.4 months 6 - month PFS rate : 57.1% As presented at ASCO GI 2024 2L CRC DKN - 01 + bevacizumab + chemotherapy

DKN - 01 Endometrial cancer development

DKN-01 monotherapy - overall response by DKK1 tumoral expression

2L+ EEC
DKN-01 monotherapy

Overall response by DKK1 tumoral expression



Best % change from baseline in tumor size
200
100
0
-100
PD - progressive disease
SD - stable disease
PR - partial response
CR - complete response
222011
218010
207004
205004
206008
217005
208004
217003
206010
222012
222014
213002
201009
202001
218009
204011
213003
222013
201010
204008
207003
217002
218007
222010
201002
222002
223002
222001
203008
Subject

Status	Total	CR	PR	SD	PD	NE	ORR	DCR
DKK1-high (≥18)*	n=8	1	1	3	3	0	25%	63%
DKK1-low (<18)	n=15	0	0	1	11	3	0%	7%
Unknown	n=6	0	0	5	1	0	0%	83%

*H-score ≥ 18, upper tertile of overall study population

DKK1-high tumors have better ORR (25% vs. 0%) and clinical benefit (63% vs. 7%)

Patients with unknown DKK1 expression include 3 patients with durable SD and Wnt activating mutations

Durable clinical benefit in DKK1-high tumors



% change from baseline in tumor size
100
0
-100
0
200
400
600
Time since first dose (days)
DKK1-high
DKK1-low
Unknown
Response status:
PD - progressive disease
SD - stable disease
PR - partial response
CR - complete response

DKK1-high patients have longer progression-free survival (4.3 vs. 1.8 months [HR 0.26; 95 CI: 0.09, 0.75])

33

leaptherapeutics

Complete response in endometrial cancer patient on DKN - 01 monotherapy 34 Maximum percent ecrease - 100% - 60% - 20% - 80% - 40% 0% 37.5% 56 % tumor reduction CR Treatment: DKN - 01 monotherapy Patient: 60 yo female with recurrent endometrial cancer Prior treatment: radiation and chemotherapy poorly tolerated (neuropathy and thrombocytopenia) Baseline disease characteristics: MSI - H, TMB: 46.65 Genetics: ARID1A, PIK3CA; DKK1 - high Enrolled in July 2018 mo n ths: 30 Monotherapy CR tumor reduction 2 0 14 10 8 2L+ E E C DKN - 01 monotherapy

DKN-01 plus pembrolizumab endometrial cancer study

2-3L EEC
DKN-01
+ pembrolizumab

Key eligibility criteria:

- ≥ 18 years of age
- Pathology-confirmed advanced or recurrent endometrial carcinoma
- Non-endometrioid histologies included with a Wnt activating mutation
- No more than 2 prior chemotherapy regimens
- No prior PD-1 or PD-L1 therapy
- No known dMMR or MSI-H tumors

Stage I DKK1-high
Pembrolizumab 200mg IV Day 1
DKN-01 300mg IV Day 1 and 15
Cycle 21 days
N=15

Stage II*
N=15

Stage I DKK1-low
Pembrolizumab 200mg IV Day 1
DKN-01 300mg IV Day 1 and 15
Cycle 21 days
N=15

Stage II*
N=15

Primary objective:
Objective response rate (ORR)

Secondary objectives:
Clinical benefit,
PFS, OS, DOR

Open-label, phase 2 trial,
Bayesian optimal phase II design,
Investigator-initiated study with pembrolizumab supplied by Merck.

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

UAB

leaptherapeutics

35

* Move to Stage II based on ORR in Stage I

FL - 301 (NBL - 015) FL - 302 (NBL - 016) Anti - Claudin18.2 antibodies

The role of Claudin18.2 37 Normal epithelial cells • Regulates barrier properties and contributes to cell - to - cell adhesion. • Expression very limited in normal tissue. • Typically buried in the tight junction complex of gastric mucosal cells. Cancer cells • In cancer, cells lose their polarity and structure. • CLDN18.2 is overexpressed. • CLDN18.2 may be exposed and accessible as a target for cancer therapy. CLDN18.2 CLDN18.2 Membrane Normal epithelial cell Normal epithelial cell Cancer cell Cancer cell 30 - 40% of gastric cancer patients have high Claudin18.2 expression

FL-301
CLDN18.2

FL-301 (NBL-015) is a potential best-in-class anti-Claudin18.2 antibody with enhanced tumor killing efficacy


High affinity Fab
Engineered Fc

- Fully human
- Higher affinity
- Better cell killing

Efficacy could extend to patients with lower CLDN18.2 expression that other currently used anti-CLDN18.2 antibodies.

Anti-CLDN18.2 antibody mechanism


Antibody
CLDN18.2
Cancer cell
Cancer cell
M
ADCP
C3
C5
MAC
CDC
NK
ADCC
Cancer cell

38

leaptherapeutics

FL-302 (NBL-016) Claudin18.2-CD137 bispecific antibody program

FL-302
CLDN18.2-CD137

Tetravalent construct



CLDN18.2
High affinity to claudin18.2
CLDN18.2 dependent T cell activation and tumor killing due to 4-1BB
CD137

CLDN18.2-CD137



3000
2000
1000
0
Tumor volume (mm³)
0
10
20
30
Days post implantant
Control
Tumor free: 0%
5 mg/kg
Tumor free: 67%

CD137 knock-in mice inoculated with CLDN18.2+ MC38 cells

leaptherapeutics

39

FL - 501 Anti - GDF15 monoclonal antibody

The role of GDF15 in cancer 41 41 Cancer cells GDF15 expression leads to a reduction in T cell infiltration and increase in Treg function. Cancer cell GDF15 GDF15 experessed by tumors is also able to drive cancer progression by promoting an immunosuppressive tumor microenvironment. Tumor

FL - 501 mechanism of action Cancer cells Inhibition of GDF15 by FL - 501 may promote immune stimulation in a broad range of cancers. T T reg Tumor FL - 501 is designed to block the immune inhibitory activity of GDF15. Cancer cell FL - 501 GDF15

CORPORATE

Management team 44 Christine Granfield Vice president, head of regulatory affairs and quality Cyndi Sirard, MD Chief medical officer Jason Baum , PhD Chief scientific officer Walter Newman , PhD Senior research fellow Douglas Onsi President & chief executive officer M ark O’Mahony Chief manufacturing officer Christopher Mirabelli , PhD Chairman of the board Gus Lawlor Chief operating officer

DKN-01 clinical milestones 2024-2025


Indication:
Treatment:
2024
2025
Q2
Q3
Q4
Q1
Q2
Q3
DisTinGuish
Gastric cancer 1L
tislelizumab + chemotherapy
Part C Data
DeFianCe
Colorectal cancer 2L
bevacizumab + chemotherapy
Part B LPI
Part B Data
Endometrial cancer 2L
pembrolizumab
Initial Data

45